Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of C-Bond Systems, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, I, Vince Pugliese, Chief Financial Officer of the Company, certify to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2020	/s/ Vince Pugliese
Vince Pugliese
Chief Financial Officer
(principal financial officer)